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                       Securities and Exchange Commission
                             Washington, D. C. 20549

                                 --------------
                                    FORM 8-K
                                 --------------

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: October 29, 1997
               (Date of earliest event reported): October 23, 1997




                              HARBINGER CORPORATION
               (Exact name of Company as specified in its charter)


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
          GEORGIA                                 0-26298                             58-1817306
(State or other jurisdiction of         (Commission File Number)           (IRS Employer Identification No.)
incorporation or organization)
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     1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                     30319
      (Address of principal executive offices)                    (Zip Code)


                                (404) 467-3000
               (Company's telephone number, including area code)


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Item 2. Acquisition or Disposition of Assets.

        Effective October 23, 1997, Harbinger Corporation, a Georgia corporation (the "Company"), acquired (the "Acquisition") all of the outstanding capital shares of API Systems, Limited, a company organized under the laws of England, and its affiliate (together, "Atlas"). The Acquisition was consummated in accordance with the terms of a Share Purchase Agreement ("Share Purchase Agreement"), dated as of October 23, 1997, among the Company, Allan Gray, Philip Bird, Tom Reynolds, C.G. Summers and Lancashire Enterprises Venture Fund (together, the "Shareholders").

        The consideration paid by the Company in connection with the Acquisition was approximately 311,000 shares of Harbinger common stock. In connection with the Acquisition, which was accounted for under the pooling-of-interests method of accounting, the Company expects to take a $3-$5 million charge in the fourth quarter of 1997 for acquisition and integration related charges.

        The total consideration paid in the Acquisition was determined through arms-length negotiations between representatives of the Company and the Shareholders. Neither the Company nor any of its affiliates had, nor to the knowledge of the Company, did any director of officer or any associate of any such director or officer of the Company have, any material relationship with Atlas or the Shareholders prior to the Acquisition. The tangible assets acquired in the Acquisition were used in developing EDI software and the Company intends to use such assets for substantially the same purpose.

        The acquisition of Atlas gives the Company a strong presence in the EDI/electronic commerce industry throughout the U.K. Atlas, based in Manchester, England, has an installed base of over 2,500 customers on PC, UNIX, NT and DEC/VMS platforms. Atlas products are targeted to small and mid-sized businesses, and are distributed directly and through third party channels in the U.K., European and other markets around the world. The acquisition of Atlas provides the Company with an enhanced customer base as well as quality relationships in key industries including retail, finance, manufacturing and distribution. Additionally, Atlas provides extensive EDI/electronic commerce standards support for European and in particular the U.K., theaters.

        In connection with the Acquisition, the Company entered into a Registration Rights Agreement with the Shareholders. A copy of such agreement is filed as Exhibit 4.1. A copy of the Share Purchase Agreement is filed as Exhibit
2.1. Such agreements are incorporated herein by reference. The Atlas acquisition was not significant under Rule 3-05 of Regulation S-X as it relates to Item 7 of this Form 8-K.

Item 5.  Other Events.

        On October 23, 1997, the Company, announced that it has executed a definitive Merger Agreement, dated as of October 23, 1997 (the "Merger Agreement"), in which the Company has agreed to acquire all of the capital stock of Premenos Technology Corp., a Delaware corporation ("Premenos"). Under the Merger Agreement, each share of Premenos common stock will be converted into .45 of a share of the Company common stock. As of October 23, 1997, there were 11,784,615 shares of Premenos common stock issued and outstanding. All Premenos options and warrants will be converted into the Company's options and warrants with the exercise prices and the number of shares being adjusted in accordance with the conversion ratio. The transaction is subject to, among other things, the parties securing necessary regulatory approvals and approval of Harbinger shareholders and Premenos stockholders. The transaction is currently expected to close by December 31, 1997. A complete description of the proposed transaction is contained in the Merger Agreement filed as Exhibit 2.2 and incorporated herein by reference.

        In connection with the transaction, Harbinger entered into an Irrevocable Proxy Agreement with each of Lew Jenkins and David Hildes. The agreements provide, among other things, that Harbinger has the right to vote Messrs. Jenkins and Hildes shares in favor of the Merger Agreement and the transaction. Messrs. Jenkins and Hildes are each directors and executive officers of Premenos who collectively own approximately 43% of the outstanding shares of Premenos Common Stock. The Company has agreed in the agreements to publicly release a 30-day interim financial statement covering the first full calendar month of combined operations of the Company and Premenos as promptly as practicable, but no later than 25 days after the end of such full calendar month, and to deliver such statement to Messrs. Jenkins and Hildes at least five days prior to public release. The form of

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agreements executed by each of Messrs. Jenkins and Hildes is filed as Exhibit
99.1, and is incorporated herein by reference.

        The Company issued the press releases filed as Exhibits 99.2, 99.3 and 99.4.

        Filed herewith as Exhibit 99.5 is the Safe Harbor Compliance Statement for Forward-Looking Statements of Harbinger Corporation, which supersedes the Safe Harbor Compliance Statement for Forward-Looking Statements filed as Exhibit
99.1 to the Current Report on Form 8-K dated July 16, 1997.


Item 7.  Financial Statements and Exhibits.

         c) Exhibits:

            2.1 Share Purchase Agreement by and among Harbinger Corporation,
                Allan Gray, Philip Bird, Tom Reynolds, C.G. Summers and Lancashire Enterprises Venture Fund, dated as of October 23, 1997. The Exhibits and Disclosure Schedules, which are referenced in the table of contents and elsewhere in the Share Purchase Agreement, are hereby incorporated by reference. Such Exhibits and Disclosure Schedules have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

            2.2 Merger Agreement by and among Harbinger Corporation, Olympic
                Subsidiary Corporation and Premenos Technology Corp., dated as of October 23, 1997. The Exhibits and Disclosure Schedules, which are referenced in the table of contents and elsewhere in the Merger Agreement, are hereby incorporated by reference. Such Exhibits and Disclosure Schedules have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

            4.1 Registration Rights Agreement by and among Harbinger
                Corporation, Allan Gray, Philip Bird, Tom Reynolds, C.G. Summers and Lancashire Enterprises Venture Fund, dated October 23, 1997.

           99.1 Form of Irrevocable Proxy Agreement, dated as of October 23, 1997, by and between Harbinger Corporation and each of Lew Jenkins and David Hildes.

           99.2 Text of Press Release of Harbinger Corporation, dated October 23, 1997, relating to proposed merger with Premenos.

           99.3 Text of Press Release of Harbinger Corporation, dated October 23, 1997, relating to 1997 third quarter operating results.

           99.4 Text of Press Release of Harbinger Corporation, dated October 23, 1997, relating to acquisition of API Systems, Ltd.

           99.5 Safe Harbor Compliance Statement for Forward-Looking Statements.


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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             HARBINGER CORPORATION


                              /s/ Joel G. Katz
                             -----------------------------
                             JOEL G. KATZ
                             Chief Financial Officer
                             (Principal Financial Officer;
                             Principal Accounting Officer)



Date:  October 29, 1997


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                                  EXHIBIT INDEX

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     Exhibit                                                                                           Page No.
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
       2.1          Share  Purchase  Agreement by and among  Harbinger  Corporation,  Allen Gray,
                    Philip Bird, Tom Reynolds,  C.G. Summers and Lancashire  Enterprises  Venture
                    Fund,  dated as of October 23, 1997. The Exhibits and  Disclosure  Schedules,
                    which are  referenced  in the table of contents  and  elsewhere  in the Share
                    Purchase Agreement,  are hereby incorporated by reference.  Such Exhibits and
                    Disclosure  Schedules have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

       2.2          Merger  Agreement  by and among  Harbinger  Corporation,  Olympic  Subsidiary
                    Corporation  and  Premenos  Technology  Corp.,  dated as of October 23, 1997.
                    The Exhibits and Disclosure  Schedules,  which are referenced in the table of contents and elsewhere in the Merger  Agreement,  are hereby  incorporated by reference.  Such  Exhibits  and  Disclosure  Schedules  have been omitted for purposes  of  this  filing,  but  will  be  furnished  supplementally  to the
                    Commission upon request.

       4.1          Registration  Rights  Agreement  by and among  Harbinger  Corporation,  Allan
                    Gray,  Philip Bird, Tom Reynolds,  C.G.  Summers and  Lancashire  Enterprises
                    Venture Fund, dated October 23, 1997.

       99.1         Form of  Irrevocable  Proxy  Agreement,  dated as of October 23, 1997, by and between Harbinger Corporation and each of Lew Jenkins and David Hildes.

       99.2         Text of Press  Release of  Harbinger  Corporation,  dated  October 23,  1997, relating to proposed merger with Premenos.

       99.3         Text of Press  Release of  Harbinger  Corporation,  dated  October 23,  1997, relating to 1997 third quarter operating results.

       99.4         Text of Press  Release of  Harbinger  Corporation,  dated  October 23,  1997, relating to acquisition of API Systems, Ltd.

       99.5         Safe Harbor Compliance Statement for Forward-Looking Statements.

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